[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.3

AMENDMENT NO. 1

TO THE

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the Collaboration Agreement (this “Amendment”) is effective as of the  29th day of September, 2020 (the “Amendment Effective Date”) by and between Amgen Inc., a Delaware corporation having an address at One Amgen Center Drive, Thousand Oaks, California 91320 (“Amgen”) and CytomX Therapeutics, Inc., a Delaware corporation having an address at 151 Oyster Point Blvd., Suite 400, South San Francisco, California 94080 (“CytomX”).  Amgen and CytomX are each hereafter referred to individually as a “Party” and together as the “Parties”.

WHEREAS, Amgen and CytomX entered into that certain Collaboration and License Agreement, dated as of September 29, 2017 (the “Agreement”); and

WHEREAS, Amgen and CytomX wish to amend certain terms of the Agreement as further provided herein; and

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree to amend the Agreement as follows.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

PART 1 - AMENDMENTS TO CERTAIN TERMS

1.	Amendment to Section 4.4 (Amgen Expansion Option). From and after the Amendment Effective Date, Section 4.4 (Amgen Expansion Option) is hereby amended as follows:

“4.4.1Amgen shall have the right to elect to select (a) one (1) additional Target (the “First Additional Amgen Target”) by nominating such additional Target at any time prior to [***] (the “First Additional Amgen Target Selection Date”) for inclusion under this Agreement, subject to Section 4.4.2 (the “Second Additional Amgen Target” and, together with the First Additional Target, the “Additional Amgen Targets”)  and (b) a second (2nd) additional Target by nominating such additional Target at any time prior to [***] (the “Second Additional Amgen Target Selection Date” and, together with the First Additional Amgen Target Selection Date, the “Selection Dates”) for inclusion under this Agreement, subject to Section 4.4.2 (collectively, the “Amgen Expansion Option”).

4.4.2CytomX and the Gatekeeper shall maintain an up-to-date list of Targets that are not Available until the time period for the process of nomination and qualification of proposed Additional Amgen Targets expires pursuant to this Section 4.4.2.  To nominate an Additional Amgen Target, Amgen shall provide the Gatekeeper and CytomX a notice of exercise of the Amgen Expansion Option, and in its notice to the Gatekeeper, Amgen shall specify its proposed Additional Amgen Target.  The Gatekeeper shall provide written notice to CytomX and Amgen within [***] days of receipt thereof as to whether such proposed Additional Amgen Target is Available.  If the Gatekeeper determines that a proposed Additional Amgen Target is Available, then CytomX shall so notify Amgen and Amgen shall pay to CytomX the Amgen Expansion Option fee in accordance with Section 7.2.  If any such proposed Additional Amgen Target is determined by the Gatekeeper not to be Available, then Amgen shall have the option to continue to nominate another proposed Additional Amgen Target until an Additional Amgen Target nominated by Amgen is determined to be Available, it being understood that the process of nomination and qualification of proposed Additional Amgen Targets may extend beyond [***] as long as Amgen exercised the Amgen Expansion Option prior to [***]; provided that if the process of selection and qualification of proposed Additional Amgen Target extends beyond [***], and if the Gatekeeper provides written notice to Amgen that a proposed Additional Amgen Target is not Available pursuant to this Section 4.4.2, Amgen must propose another Amgen Additional Target, if any, within [***] days after receiving such notice, and provided, further, that in no event shall Amgen’s right to propose any Additional Amgen Target extend beyond the date that is [***] days after the [***].  The JSC shall within [***] days after the Gatekeeper confirms that the relevant Additional Amgen Target is Available generate a Preclinical Development Plan for such Additional Amgen Target in accordance with Section 2.1.3(b), provided that CytomX’s obligations under such Preclinical Development Plan shall not be materially different in nature than CytomX’s obligations under the Preclinical Development Plan for the initial Amgen Target.  Bi-Specific Products directed against such Additional Amgen Target and [***], having Formats selected pursuant to activities under the Preclinical Development Plan, shall be referred to as “Additional Amgen Products”, and the terms of this Agreement that apply to Amgen Products and the Amgen Target shall also apply to each Additional Amgen Target (and corresponding Additional Amgen Products), mutatis mutandis, on an Additional Amgen Target-by-Additional Amgen Target basis.  For the avoidance of doubt, from and after Amgen’s exercise of the Amgen Expansion Option with respect to an Additional Amgen Target, the definition of “Amgen Target” shall be expanded to include such Additional Amgen Target, and the definition of “Amgen Product” shall be expanded to include all such Additional Amgen Products.”

2.	Amendment to Section 3.4.1. From and after the Amendment Effective Date, Section 3.4.1 is hereby deleted and replaced in its entirety as follows:

“3.4.1  During the Term, [***], itself or through its Affiliates, shall not [***] of [***] or [***] or [***] or [***] any [***] to [***] or [***], the [***] (a) [***] or (b) [***].  The foregoing restriction shall [***] on a [***] with respect to [***].  Notwithstanding the foregoing, if, during the Term [***] and [***] is [***] or [***], then [***], and [***] by [***] shall [***] provided, that such [***] with respect to [***] from [***] and [***] and [***] and [***] on the [***] from the [***] of the [***] or any [***] and the [***] with respect to [***].

PART 2 – REFERENCE TO AND EFFECT ON THE AGREEMENT

6.1

Reference to Agreement.  Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

6.2

Effectiveness of Amendment.  Upon execution and delivery of this Amendment by the Parties, the amendments set forth above shall be effective as of the Amendment Effective Date.  Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties.

PART 3 – MISCELLANEOUS

7.1

Choice of Law; Jurisdiction.  This Amendment and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws, except as to any issue which depends upon the validity, scope or enforceability of any Amgen Patent, CytomX Patent or Collaboration Patent, which issue shall be determined in accordance with the laws of the country in which such patent was issued.  Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York located in the City of New York for any matter arising out of or relating to this Amendment and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts.  Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Amendment or the transactions contemplated hereby in the courts of the State of New York located in the City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum.  The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law.  Any proceeding brought by either Party under this Amendment shall be exclusively conducted in the English language.

7.2	Headings. Article and Section headings used herein are for convenient reference only, and are not a part of this Amendment.
7.3

Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

[Signature page follows]

IN WITNESS THEREOF, duly authorized representatives of the Parties hereto have executed this Amendment No. 1 as of the date first set forth above.

AMGEN INC.
By:	/s/ Rachna Khosla
Name:	Rachna Khosla
Title:	VP, Business Development

CYTOMX THERAPEUTICS, INC.
By:	/s/ Lloyd Rowland
Name:	Lloyd Rowland
Title:	Sr. Vice President, General Counsel and Chief Compliance Officer